UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 14, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

(a) Promissory Note

On February 14, 2006, the Company borrowed $400,000.00 from RBC Centura Bank (the “Bank”) (the “Loan”). In connection therewith, the Company executed a promissory note (the “Promissory Note”) in favor of the Bank, whereby it promised to pay the Bank a principal amount of $400,000.00. The Promissory Note will bear interest at the rate of 7.5% per annum on the unpaid principal balance from February 10, 2006 until paid in full. The Promissory Note will mature on August 10, 2009. Upon any default by the Company on the Promissory Note, the Bank may accrue interest on the Promissory Note at a rate of 18% per annum, subject to any maximum rate imposed by applicable law. Further, upon default by the Company, the Bank may declare the entire unpaid principal balance on the Promissory Note and all accrued unpaid interest on the Promissory Note immediately due.

The foregoing description of the terms of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, which is filed herewith as Exhibit 10.1 and is incorporated herein reference.

(b) Commercial Security Agreement

On February 14, 2006, as part of the Loan, the Company and the Bank entered into a commercial security agreement (the “Security Agreement.”) The Security Agreement was executed in connection with the Promissory Note. Pursuant to the Security Agreement, the Company granted to the Bank a security interest in its inventory, chattel paper, accounts, equipment and general intangibles. If the Company defaults under the Promissory Note or the Security Agreement, the Bank may exercise all remedies available to it by law, including foreclosure and sale of the secured assets to satisfy amounts owed to the Bank.

The foregoing description of the terms of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is filed herewith as Exhibit 10.2 and is incorporated hereby by reference.

(c) Agreement to Provide Insurance

In connection with the execution of the Promissory Note and the Security Agreement, the Company agreed with the Bank that it would maintain insurance on the collateral described in the Security Agreement in an amount up to the value of the loan described in the Promissory Note.

The foregoing description of the agreement to provide insurance does not purport to be complete and is qualified in its entirety by reference to the agreement to provide insurance, which is filed herewith as Exhibit 10.3 and is incorporated hereby by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In connection with the loan from the Bank described in Item 1.01, which item is incorporated herein by reference, the Company pledged the assets described in Item 1.01(b) as security for the loan.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The Company entered into a bank loan arrangement evidenced by the Promissory Note and the Commercial Security Agreement which are described in Item 1.01. The descriptions of the foregoing documents in Item 1.01 are incorporated herein by reference. Such descriptions, however, are qualified in their entirety by reference to Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Promissory Note by and between the Company and RBC Centura Bank dated February 10, 2006.

10.2	Commercial Security Agreement by and between the Company and RBC Centura Bank dated February 10, 2006.

10.3	Agreement to Provide Insurance by and between the Company and RBC Centura Bank dated February 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: February 21, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Promissory Note by and between the Company and RBC Centura Bank dated February 10, 2006.

10.2	Commercial Security Agreement by and between the Company and RBC Centura Bank dated February 10, 2006.

10.3	Agreement to Provide Insurance by and between the Company and RBC Centura Bank dated February 10, 2006.

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